Exhibit 20.1


The analyses in this report are based on information provided by the [Seller]. Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.


ABS RESEARCH


      CHASE CREDIT CARD MASTER TRUST STATISTICS


  [line graph showing yield, chargeoffs and 3-month excess spread for the period from February 1996 to July 1999, reflecting the following data: ]


              Portfolio Yield     Charge-Off     3-month Excess Spread

     Nov-95         18.09             3.26                5.20
     Dec-95         18.22             4.33                5.28
     Jan-96         17.72             6.27                5.31
     Feb-96         18.32             6.03                4.56
     Mar-96         18.95             5.80                4.42
     Apr-96         17.98            11.84                2.94
     May-96         18.33             7.13                2.58
     Jun-96         17.03             6.77                1.64
     Jul-96         17.92             5.49                3.76
     Aug-96         17.52             5.49                4.06
     Sep-96         15.81             5.30                4.14
     Oct-96         17.33             5.96                3.78
     Nov-96         15.19             6.38                2.70
     Dec-96         18.32             5.91                3.34
     Jan-97         16.10             6.59                2.74
     Feb-97         15.59             6.68                2.79
     Mar-97         19.15             6.92                2.74
     Apr-97         17.14             7.83                2.68
     May-97         17.45             7.21                3.13
     Jun-97         17.94             7.13                2.67
     Jul-97         18.03             7.16                3.19
     Aug-97         17.58             6.93                3.33
     Sep-97         17.28             6.94                3.16
     Oct-97         19.15             6.66                3.70
     Nov-97         16.13             7.05                3.16
     Dec-97         18.88             7.27                3.58
     Jan-98         16.99             6.90                2.78
     Feb-98         17.07             6.52                3.28
     Mar-98         19.53             6.95                3.61
     Apr-98         16.44             6.09                3.69
     May-98         17.10             6.38                3.75
     Jun-98         18.03             6.82                3.28
     Jul-98         18.01             6.38                3.71
     Aug-98         17.82             7.11                3.70
     Sep-98         17.42             6.30                3.67
     Oct-98         18.59             6.30                3.89
     Nov-98         18.19             6.28                4.30
     Dec-98         18.94             6.69                4.66
     Jan-99         17.44             6.70                4.13
     Feb-99         18.07             5.95                4.18
     Mar-99         20.12             6.15                4.77
     Apr-99         17.47             5.51                5.18
     May-99         18.29             5.87                5.28
     Jun-99         18.67             5.76                4.93
     Jul-99         17.44             5.37                4.96



*Data as of July 1999

________________                                          Source: Bloomberg
CHASE SECURITIES INC.





                                                               ABS RESEARCH


      CHASE CREDIT CARD MASTER TRUST
          QUARTERLY PERFORMANCE: 1997 TO SECOND QUARTER 1999*


                       CHASE CREDIT CARD MASTER TRUST
                       QUARTERLY PORTFOLIO YIELD


    [bar graph showing quarterly portfolio yield for the period from the first quarter of 1996 to the third quarter of 1999]




                       CHASE CREDIT CARD MASTER TRUST
                            PORTFOLIO CHARGEOFFS


 [bar graph showing quarterly portfolio chargeoffs for the period from the first quarter of 1996 to the third quarter of 1999]




                       CHASE CREDIT CARD MASTER TRUST
                   QUARTERLY PORTFOLIO EXCESS SPREAD


 [bar graph showing quarterly portfolio excess spread for the period from the first quarter of 1996 to the third quarter of 1999]


[these three charts reflect the following data:]


              Quarterly     Quarterly     Quarterly
                 Ave           Ave           Ave
               Yield        Chargeoff      Spread
            ----------------------------------------

   96/1        18.09          5.55         5.05

   96/2        18.42          8.26         3.31

   96/3        17.49          5.92         3.15

   96/4        16.11          5.88         3.54

   97/1        16.67          6.39         2.96

   97/2        17.91          7.32         2.85

   97/3        17.85          7.07         3.06

   97/4        17.52          6.88         3.34

   98/1        17.65          6.90         3.21

   98/2        17.69          6.47         3.68

   98/3        17.95          6.77         3.56

   98/4        18.07          6.29         3.95

   99/1        18.15          6.45         4.32

   99/2        18.63          5.84         5.08


__________                                             Source: Bloomberg
CHASE SECURITIES INC.                         *Through July Distribution





                                ABS Research

      CHASE CREDIT CARD MASTER TRUST*
           MONTHLY DIFFERENCE: 1997-1998/FIRST HALF 1998-1999



                            CHANGE IN YIELD


[bar graph showing quarterly year-to-year change in portfolio yield for the period from the first quarter of 1996 to the third quarter of 1999]



                            CHANGE IN CHARGEOFFS


 [bar graph showing quarterly year-to-year change in portfolio chargeoffs for the period from the first quarter of 1996 to the third quarter of 1999]


                              CHANGE IN SPREAD


[bar graph showing quarterly year-to-year change in portfolio excess spread for the period from the first quarter of 1996 to the third quarter of 1999]


[these three charts reflect the following data:]


             Difference     Difference     Difference
               98-97           98-97          98-97
               Yield        Chargeoff        Spread
             ----------------------------------------
    Jan        0.56            1.36          0.24
    Feb        0.89            0.31          0.04
    Mar        1.48           (0.16)         0.49
    Apr        0.38            0.03          0.87
    May       (0.70)          (1.74)         1.01
    Jun       (0.35)          (0.83)         0.62
    Jul        0.09           (0.31)         0.61
    Aug       (0.02)          (0.78)         0.52
    Sep        0.24            0.18          0.37
    Oct        0.14           (0.64)         0.51
    Nov       (0.56)          (0.36)         0.19
    Dec        2.06           (0.77)         1.14
    Jan**      0.06           (0.58)         1.08
    Feb**      0.45           (0.20)         1.35
    Mar**      1.00           (0.57)         0.90
    Apr**      0.59           (0.80)         1.16
    May**      1.03           (0.58)         1.49
    Jun**      1.19           (0.51)         1.53
    Jul**      0.64           (1.06)         1.65


__________                                             Source: Bloomberg
CHASE SECURITIES INC.                         *Through July Distribution
                                          **Difference from 1998 to 1999





                                                               ABS RESEARCH


      CHASE CREDIT CARD MASTER TRUST PERFORMANCE


                           CREDIT CARD CHARGEOFFS


  [line graph showing chargeoffs for Chase Credit Card Master Trust, MBNA Master Trust and the Moody's Aggregate Issuer Index for the period from
                        December 1995 to July 1999]



                            PORTFOLIO YIELD


  [line graph showing portfolio yield for Chase Credit Card Master Trust, MBNA Master Trust and the Moody's Aggregate Issuer Index for the period from December 1995 to July 1999]


                     3 MONTH AVERAGE EXCESS SPREAD


  [line graph showing 3 month average excess spread for Chase Credit Card Master Trust, MBNA Master Trust and the Moody's Aggregate Issuer Index for
                the period from December 1995 to July 1999]


[these three charts reflect the following data:]


MOODY'S        Aggregate Issuer Indexes (%)

                                       3mo ave
    Date     Chargeoffs   Yield     excess spread

    Jan-95      4.10      17.99         5.40
    Feb-95      4.05      18.47         5.58
    Mar-95      4.02      19.27         5.75
    Apr-95      4.09      18.21         5.85
    May-95      4.04      18.73         5.90
    Jun-95      3.90      18.07         5.54
    Jul-95      4.03      18.08         5.59
    Aug-95      4.12      18.28         5.50
    Sep-95      4.27      17.63         5.33
    Oct-95      4.21      18.07         5.26

    Nov-95      4.33      17.69         5.04

    Dec-95      4.54      17.69         4.93
    Jan-96      4.49      17.27         4.61
    Feb-96      4.58      17.77         4.70
    Mar-96      5.00      18.36         4.93
    Apr-96      5.40      17.66         4.83
    May-96      5.43      17.96         4.52
    Jun-96      5.73      17.61         4.16
    Jul-96      5.66      18.18         4.26
    Aug-96      5.47      18.34         4.42
    Sep-96      5.59      17.89         4.56
    Oct-96      5.59      18.47         4.74
    Nov-96      6.07      18.00         4.54
    Dec-96      6.10      18.71         4.61
    Jan-97      6.39      17.88         4.05
    Feb-97      6.40      18.06         4.11
    Mar-97      6.72      19.58         4.29
    Apr-97      7.10      18.31         4.32
    May-97      6.93      18.72         4.12
    Jun-97      6.87      18.63         3.76
    Jul-97      7.01      19.28         4.07
    Aug-97      6.59      18.81         4.25
    Sep-97      6.69      18.96         4.38
    Oct-97      6.60      19.59         4.53
    Nov-97      6.71      18.44         4.43
    Dec-97      6.65      19.54         4.54
    Jan-98      6.48      18.40         4.23
    Feb-98      6.63      18.85         4.45
    Mar-98      6.63      20.28         4.82
    Apr-98      6.59      18.74         4.93
    May-98      6.64      19.11         4.92
    Jun-98      6.65      19.23         4.57
    Jul-98      6.21      19.98         5.04
    Aug-98      6.21      19.83         5.46
    Sep-98      6.23      19.10         5.57
    Oct-98      6.11      20.05         6.18
    Nov-98      6.25      19.47         5.69
    Dec-98      5.92      19.73         6.02
    Jan-99      6.00      19.25         5.90
    Feb-99      6.05      19.64         6.16
    Mar-99      5.94      20.29         6.48
    Apr-99      5.76      18.60         6.93
    May-99      6.08      19.72         6.54
    Jun-99      5.90      19.01         5.99
    Jul-99




                      Portfolio Yield    Charge-Off    3-month Excess Spread

     Nov-95                 18.09            3.26              5.20
     Dec-95      21         18.22            4.33              5.28
     Jan-96      20         17.72            6.27              5.31
     Feb-96      21         18.32            6.03              4.56
     Mar-96      20         18.95            5.80              4.42
     Apr-96      21         17.98           11.84              2.94
     May-96      21         18.33            7.13              2.58
     Jun-96      22         17.03            6.77              1.64
     Jul-96      20         17.92            5.49              3.76
     Aug-96      22         17.52            5.49              4.06
     Sep-96      22         15.81            5.30              4.14
     Oct-96      20         17.33            5.96              3.78
     Nov-96      22         15.19            6.38              2.70
     Dec-96      19         18.32            5.91              3.34
     Jan-97      21         16.10            6.59              2.74
     Feb-97      25         15.59            6.68              2.79
     Mar-97      23         19.15            6.92              2.74
     Apr-97      26         17.14            7.83              2.68
     May-97      26         17.45            7.21              3.13
     Jun-97      25         17.94            7.13              2.67
     Jul-97      26         18.03            7.16              3.19
     Aug-97      26         17.58            6.93              3.33
     Sep-97      25         17.28            6.94              3.16
     Oct-97      26         19.15            6.66              3.70
     Nov-97      23         16.13            7.05              3.16
     Dec-97      26         18.88            7.27              3.58
     Jan-98      24         16.99            6.90              2.78
     Feb-98      23         17.07            6.52              3.28
     Mar-98      27         19.53            6.95              3.61
     Apr-98      26         16.44            6.09              3.69
     May-98      25         17.10            6.38              3.75
     Jun-98      26         18.03            6.82              3.28
     Jul-98      27         18.01            6.38              3.71
     Aug-98      26         17.82            7.11              3.70
     Sep-98      25         17.42            6.30              3.67
     Oct-98      25         18.59            6.30              3.89
     Nov-98      24         18.19            6.28              4.30
     Dec-98      26         18.94            6.69              4.66
     Jan-99      25         17.44            6.70              4.13
     Feb-99      26         18.07            5.95              4.18
     Mar-99      27         20.12            6.15              4.77
     Apr-99      26         17.47            5.51              5.18
     May-99      25         18.29            5.87              5.28
     Jun-99      26         18.67            5.76              4.93
     Jul-99      26         17.44            5.37              4.96
     Aug-99      26




                   MBNAM
         Portfolio Yield    Charge-Off     3-month Excess Spread

Dec-95       17.18             3.17              5.32
Jan-96       17.13             3.51              5.17
Feb-96       17.35             3.80              5.10
Mar-96       18.18             3.92              5.41
Apr-96       18.38             4.06              5.91
May-96       16.71             3.94              5.86
Jun-96       17.22             4.18              5.33
Jul-96       16.85             4.11              5.12
Aug-96       16.87             4.38              4.96
Sep-96       17.70             4.00              5.25
Oct-96       17.10             4.26              5.21
Nov-96       16.74             3.73              5.43
Dec-96       17.08             3.86              5.34
Jan-97       17.30             3.97              5.41
Feb-97       17.09             4.81              4.94
Mar-97       16.84             4.37              4.93
Apr-97       17.84             4.50              5.04
May-97       16.23             4.55              5.03
Jun-97       17.28             4.53              4.72
Jul-97       17.16             4.60              4.38
Aug-97       17.53             4.92              4.63
Sep-97       17.46             4.84              4.67
Oct-97       17.46             4.80              4.64
Nov-97       18.37             4.61              4.92
Dec-97       17.42             5.01              5.03
Jan-98       18.25             4.64              5.16
Feb-98       17.84             4.71              4.97
Mar-98       16.74             4.83              4.88
Apr-98       18.54             4.85              5.08
May-98       18.66             4.96              5.44
Jun-98       17.95             5.01              5.51
Jul-98       17.67             5.10              5.15
Aug-98       19.08             5.09              5.36
Sep-98       18.72             4.98              5.73
Oct-98       18.93             4.98              5.98
Nov-98       17.96             4.96              5.77
Dec-98       18.72             4.98              5.77
Jan-99       18.12             4.95              5.70
Feb-99       17.82             6.13              5.83
Mar-99       19.18             5.12              6.15
Apr-99       17.83             5.23              5.97
May-99       19.45             4.88              6.51
Jun-99       17.44             5.06              5.97
Jul-99       18.7              4.97              6.26
Aug-99



*Data as of July 1999

__________                                             Source: Bloomberg
CHASE SECURITIES INC.